Exhibit 13(c)

April 21, 2008

American Stock Transfer & Trust Company 59 Maiden Lane New York NY 10038 Att: President

Re: Eaton Vance Closed-End Funds

Dear Sirs:

          Please be advised that, pursuant to Trustee action taken on April 21, 2008, your firm was appointed transfer and dividend disbursement agent for the closed-end funds listed on the Schedule attached effective June 6, 2008.

          Accordingly, pursuant to Section 10(e) of the Transfer Agency and Services Agreement dated February 5, 2007 by and between American Stock Transfer & Trust Company and each of the various Eaton Vance Funds listed on Exhibit 1 thereto (the “Agreement”), you are hereby notified that each of the Eaton Vance funds listed on the attached Schedule has been added as a party to the Agreement and that Exhibit 1 to the Agreement is hereby restated in its entirety as attached effective June 6, 2008.

Each of the Funds listed on Exhibit 1, severally and not jointly By: /s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Accepted and Acknowledged: American Stock Transfer & Trust Company

By: _/s/ Michael Karfunkel_______ Authorized Officer

SCHEDULE OF EATON VANCE FUNDS TO BE ADDED TO AGREEMENT DATED FEBRUARY 5, 2007

FUND	TICKER SYMBOL	EXCHANGE

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST	CEV	AMEX
EATON VANCE CREDIT OPPORTUNITIES FUND	EOE	NYSE
EATON VANCE ENHANCED EQUITY INCOME FUND	EOI	NYSE
EATON VANCE ENHANCED EQUITY INCOME FUND II	EOS	NYSE
EATON VANCE FLOATING RATE INCOME TRUST	EFT	NYSE
EATON VANCE FLORIDA PLUS MUNICIPAL INCOME TRUST	FEV	AMEX
EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND	EVM	AMEX
EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II	EIA	AMEX
EATON VANCE INSURED FLORIDA PLUS MUNICIPAL BOND FUND	EIF	AMEX
EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND	MAB	AMEX
EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND	MIW	AMEX
EATON VANCE INSURED MUNICIPAL BOND FUND	EIM	AMEX
EATON VANCE INSURED MUNICIPAL BOND FUND II	EIV	AMEX
EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND	EMJ	AMEX
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND	ENX	AMEX
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II	NYH	AMEX
EATON VANCE INSURED OHIO MUNICIPAL BOND FUND	EIO	AMEX
EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND	EIP	AMEX
EATON VANCE LIMITED DURATION INCOME FUND	EVV	AMEX
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST	MMV	AMEX
EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST	EMI	AMEX
EATON VANCE MUNICIPAL INCOME TRUST	EVN	NYSE
EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST	EVJ	AMEX
EATON VANCE NEW YORK MUNICIPAL INCOME TRUST	EVY	AMEX
EATON VANCE OHIO MUNICIPAL INCOME TRUST	EVO	AMEX
EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST	EVP	AMEX
EATON VANCE SENIOR FLOATING RATE TRUST	EFR	NYSE
EATON VANCE SENIOR INCOME TRUST	EVF	NYSE
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND	EVG	NYSE
EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND	EVT	NYSE
EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND	ETG	NYSE
EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND	ETO	NYSE
EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND	ETB	NYSE
EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND	ETV	NYSE
EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND	ETY	NYSE
EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND	ETW	NYSE

EXHIBIT 1 LIST OF FUNDS

FUND
EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND
EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND
EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
EATON VANCE CREDIT OPPORTUNITIES FUND
EATON VANCE ENHANCED EQUITY INCOME FUND
EATON VANCE ENHANCED EQUITY INCOME FUND II
EATON VANCE FLOATING RATE INCOME FUND
EATON VANCE FLORIDA PLUS MUNICIPAL INCOME TRUST
EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II
EATON VANCE INSURED FLORIDA PLUS MUNICIPAL BOND FUND
EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND
EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND II
EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II
EATON VANCE INSURED OHIO MUNICIPAL BOND FUND
EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND
EATON VANCE LIMITED DURATION INCOME FUND
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
EATON VANCE MUNICIPAL INCOME TRUST
EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
EATON VANCE OHIO MUNICIPAL INCOME TRUST
EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST
EATON VANCE SENIOR FLOATING RATE TRUST
EATON VANCE SENIOR INCOME TRUST
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND
EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND
EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND
EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND
EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND
EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

Dated: June 6, 2008